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                                                                   Exhibit 10.42

THIS AGREEMENT is made as a Deed the 26th day of April 2004:-

BETWEEN

(1) CANARGO ENERGY CORPORATION, a company registered in Delaware,USA and having a place of business at PO Box 291, Commerce House, Les Banques, St Peters Port, Guernsey GY1 3RR (the "COMPANY"); and

(2) SALAHI OZTURK residing at 30, Tuna Street, Lefkosa, Mersin, 10, Turkey (the "LENDER");

WHEREAS:-

(A) The Lender has agreed to advance to the Company the Loan (as hereinafter defined) for the purpose of funding the Company's short term working capital requirements including the acquisition of long lead equipment on the terms and subject to the conditions set out in this Agreement; and

(B) In consideration for the Lender agreeing to advance the Loan to the Company the Company has agreed to issue to the Lender a Warrant (as hereinafter defined) to subscribe for certain shares of common stock of par value of US$0.10 each in the capital of the Company on the terms and subject to the conditions set out in this Agreement.

NOW THEREFORE IT IS IT IS AGREED as follows:-

1     DEFINITIONS AND INTERPRETATION

1.1   In this Agreement unless the context otherwise requires

      "CORNELL FACILITY" means a Standby Equity Distribution Agreement between Cornell and the Company;

      "DEFAULT INTEREST RATE" means fifteen per cent (15%) per annum;

      "EXERCISE NOTICE" means a notice in writing in the form set out in Part 2 of the Schedule served by the Lender on the Company pursuant to Clause 6.2;

      "EXTRAORDINARY RESOLUTION" for the purposes of Clause 10 means a resolution proposed at a meeting of the holders of outstanding warrants to subscribe for shares of common stock of US$0.10 each in the capital of the Company duly convened and held and passed by a majority consisting of warrant holders entitled to subscribe for not less than 50 per cent of the shares of common stock of US$0.10 each in the capital of the Company which are subject to outstanding warrants;

      "EXERCISE PERIOD" means the period of 5 years commencing on the date of this Agreement;

      "EXERCISE PRICE" means a price of US$1.05 per Warrant Share;

      "INITIAL DEFAULT PERIOD" means a period of one month commencing on the date of expiry of the Term;

      "INTEREST RATE" means seven and a half per cent (7.5%) per annum;

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      "LOAN" means the sum of US$1,000,000;

      "PENALTY INTEREST RATE" means twenty per cent (20%) per annum;

      "SCHEDULE" means the schedule in two parts attached to and forming part of this Agreement;

      "TERM" means a period of six months commencing on the date of drawdown by the Company of the Loan or any part thereof;

      "WARRANT" means a warrant to subscribe for the Warrant Shares pursuant to Clause 5.1;

      "WARRANT CERTIFICATE" means a certificate in the form set out in Part 1 of the Schedule; and

      "WARRANT SHARES" means 1,000,000 shares of common stock of par value of US$0.10 in the capital of the Company.

1.2 In this Agreement, unless otherwise specified or the context otherwise requires:-

      (a) words importing the singular only and shall include the plural and vice versa;

      (b)   words importing any gender shall include all other genders;

      (c) reference to a Clause or Recital is to a clause or recital of this Agreement;

      (d)   reference to the Schedule is to the schedule to this Agreement;

      (e) words importing the whole shall be treated as including a reference to any part thereof;

      (f) reference to a "person" includes any individual, firm, company or other body corporate wherever incorporated or established, corporation, government, state or agency of state, trust or foundation, or any association, partnership or unincorporated body (whether or not having separate legal personality) or two or more of the foregoing; and

      (g) reference to this Agreement or to any other document shall be construed as references to this Agreement or to that other document as modified, amended, varied, supplemented, assigned, novated or replaced from time to time.

1.3 Headings used in this Agreement shall not affect its construction or interpretation.

1.4 The Schedule and Recitals form part of this Agreement and have the same full force and effect as if expressly set out in their entirety in the operative part of this Agreement.

2     THE LOAN

2.1 The Lender hereby agrees to advance the Loan to the Company on the terms and subject to the conditions set out in this Agreement.

2.2 The Loan shall be made available to the Company and the Company shall be entitled to draw down all or any part of the Loan immediately following the execution of this Agreement.

2.3 The Loan shall be made available and drawn down in one tranche, and upon drawdown shall be forwarded to the Company's bank account the details of which are as follows:-

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      US Dollar Account:

      Correspondent Bank:
      Bankers Trust Company
      1 Bankers Trust Plaza
      Liberty Street
      New York NY 10006
      A/C No: 04082437
      SWIFT: BKTRUS33

      For further credit of:
      CanArgo Energy Corporation USD Account
      Account Number: 011-660859-360
      HSBC Bank International Limited
      PO Box 315
      St Peter Port
      Guernsey GY1 3JQ
      Channel Islands
      SWIFT: MIDLJESH

3     INTEREST

3.1 Subject to Clause 3.2, the Loan shall bear interest at the Interest Rate. Such interest shall accrue from day to day from the date of drawdown of the Loan until the date of payment (both dates inclusive) and shall be calculated on the basis of actual days elapsed and a 365 day year.

3.2 In the event that the Company shall fail to repay the Loan and all interest accrued thereon in full on or before the expiry of the Term then:-

      (a) the outstanding balance of the Loan and all accrued interest shall bear interest at the Default Interest Rate which shall accrue from day to day from the date of the expiry of the Term until the date of payment (both dates inclusive) during the Initial Default Period; and

      (b) any amount of the Loan and all accrued interest which remains outstanding following the expiry of the Initial Default Period shall bear interest at the Penalty Interest Rate which shall accrue from day to day from the date of the expiry of the Initial Default Period until the date of payment (both dates inclusive) and shall be calculated on the basis of actual days elapsed and a 365 day year.

4     REPAYMENT

4.1 The Loan together with all interest accrued thereon shall be repaid in full by the Company to the Lender on or before the date of expiry of the Term. In the event that the Company raises in excess of US$10,000,000 by way of an equity offering(s) the Loan shall be repayable within 7 days of receipt by the Company of the proceeds of that offering.

4.2 In the event that the Company shall be unable to repay the Loan and all interest accrued thereon in accordance with Clause 4.1, the Company hereby unconditionally and irrevocably undertakes to the Lender that it shall use all reasonable endeavours to draw down sufficient funds from the Cornell Facility in order to repay such sums as soon as reasonably practicable following the expiry of the Term.

5     GRANT OF WARRANT

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5.1   Subject only to the Lender advancing the Loan to the Company, the Company hereby grants the Warrant to the Lender to subscribe for any or all of the Warrant Shares at the Exercise Price on the terms set out in this Agreement.

5.2 Immediately following the execution of this Agreement the Company shall deliver to the Lender a Warrant Certificate in respect of the Warrant Shares.

5.3 In the event of any capitalisation issue, rights issue, open offer, consolidation, sub-division or reduction or other variation of share capital by the Company the number of Warrant Shares and/or the Exercise Price in relation to each Warrant Share may, if the Board of the Company considers it appropriate or at the request of the Lender, be adjusted in such manner as the Auditors confirm in writing to be fair and reasonable.

5.4 The Company shall promptly after any adjustment has been made pursuant to this clause give notice thereof to each Warrant Holder.

6     EXERCISE OF WARRANT

6.1 The Warrant may be exercised by the Lender at any time during the Exercise Period.

6.2 The Warrant shall be exercised by the Lender giving notice in writing to the Company intimating that he wishes to exercise the Warrant and specifying the number of Warrant Shares which he then wishes to subscribe for.

6.3 Once lodged, an Exercise Notice shall be irrevocable save with the consent of the directors of the Company. An Exercise Notice that is completed and lodged otherwise than in accordance with this Clause 6 shall be of no effect.

6.4 On receipt of an Exercise Notice the Company shall, subject to receipt by the Company of:-

      (a) an amount equal to the aggregate of the Exercise Price due in respect of the number of Warrant Shares specified in the Exercise Notice; and

      (b)   the Warrant Certificate;

      and subject to compliance by the Company with the terms of Clause 6.5, issue and allot to the Lender the number of Warrant Shares specified in the Exercise Notice as soon as reasonably practicable thereafter.

6.5 The Company hereby unconditionally and irrevocably undertakes and confirms to the Lender that it shall, prior to the issue and allotment of any Warrant Shares pursuant to Clause 6.4 ensure that it has complied in all respects with the rules and regulations of the Securities and Exchange Commission and American Stock Exchange in order to ensure that the Warrant Shares allotted to the Lender are freely tradable and not restricted as at the date of issue. To the extent that it is not possible and the Warrant Shares so issued are restricted, the Company shall use its best efforts to clear the said restricted stock as soon as possible thereafter.

6.6 In the event that the Lender serves an Exercise Notice in respect of some only of the Warrant Shares (the "EXERCISE SHARES") the Company shall at the time of issue and allotment of the Exercise Shares issue to the Lender a new Warrant Certificate in respect of the balance of Warrant Shares remaining available to the Lender under the Warrant.

7     REGISTER

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7.1   The Company shall keep a register of warrants (the "REGISTER") at its registered office for the time being in which shall be entered:-

      (a) the name and address of the Lender and any other holders from time to time of any warrants;

      (b) the date at which the Lender and any other warrant holder is entered in the Register respect of the warrant standing in his name; and

      (c) the serial number of each warrant certificate issued by the Company and the date of issue thereof.

7.2 The Lender shall be entitled at all reasonable times during normal business hours to inspect and take copies of the Register.

8     LAPSE OF WARRANT

8.1 Time shall be of the essence for the purposes of the exercise of the Warrant.

8.2 To the extent not already exercised before the expiry of the Exercise Period, the Warrant shall automatically lapse on the expiry of the Exercise Period.

9     RANKING OF WARRANT SHARES

9.1 Warrant Shares issued and allotted to the Lender pursuant to Clause 6.4 will rank for all dividends or other distributions declared on the shares of common stock of US$0.10 each in the capital of the Company after the date of allotment of such shares (but not before such date) and otherwise pari passu in all respects with the shares of common stock of US$0.10 each in the capital of the Company in issue on the date of such allotment.

10    VARIATION OF RIGHTS

10.1 All or any of the rights for the time being attached to the Warrant may from time to time (whether or not the Company is being wound up) be altered or abrogated with the consent in writing of the Company and with either the consent in writing of all warrant holders entitled to subscribe for not less than 50 per cent of the shares of common stock of US$0.10 each in the capital of the Company which are subject to outstanding warrants or with the sanction of an Extraordinary Resolution of the warrantholders.

11    LOST OR DAMAGED WARRANT CERTIFICATES

11.1 If any Warrant Certificate is worn out or defaced then upon production of such certificate to the directors of the Company they may cancel the same and may issue a new certificate in lieu thereof.

11.2 If any Warrant Certificate is lost or destroyed then upon proof thereof to the reasonable satisfaction of the directors of the Company (or in default of proof, on such indemnity as the directors of the Company may deem adequate, being given) a new certificate in lieu thereof may be given to the Lender free of charge (save as regards any payment pursuant to any such indemnity).

11.3 An entry as to the issue of any new Warrant Certificate and indemnity (if any) shall be made in the Register.

12    COMPANY UNDERTAKINGS

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12.1  The Company undertakes to the Lender that it shall throughout the Exercise
      Period keep available for issue sufficient authorised but unissued shares of common stock of US$0.10 each in the capital of the Company necessary to satisfy in full all subscription rights exercisable by the Lender pursuant to the Warrant.

12.2 If an offer or invitation is made to all holders of shares of common stock of US$0.10 each in the capital of the Company to acquire the whole or any part of such shares and the Company becomes aware that as a result of such offer or invitation the right to cast a majority of votes which may ordinarily be cast at a general meeting of the Company has become or may become vested in the offeror and/or persons acting in concert with the offeror, the Company shall, so far as it is able, procure that a like offer or invitation is made or extended at the same time to the Lender as if the Warrant had been exercised in full and as if the Warrant Shares issued pursuant to such exercise had been issued immediately prior to the record date for such an offer or invitation.

12.3 For so long as the Warrant shall remain exercisable by the Lender the Company shall send to the Lender a copy of every document sent to the holders of shares of common stock of US$0.10 each in the capital of the Company at the same time as it is sent to such holders.

13    NOTICE

13.1 Any notice to be given under, or in connection with the matters contemplated by, this Agreement shall be in writing and signed by or on behalf of the party giving it and shall be served by delivering it personally or sending it by pre-paid recorded delivery or registered post or by facsimile to the address and for the attention of the relevant party set out below (or as otherwise notified by that party hereunder). Any such notice shall be deemed to have been received:-

      (a)   if delivered personally, at the time of delivery; and

      (b) in the case of pre-paid recorded delivery or registered post, 48 hours from the date of posting;

      (c)   in the case of fax, at the time of transmission;

      Provided that if deemed receipt occurs before 9am on a business day the notice shall be deemed to have been received at 9am on that day and if deemed receipt occurs after 5pm on a business day, or on a day which is not a business day, the notice shall be deemed to have been received at 9am on the next business day. For the purpose of this Clause 13 "BUSINESS DAY" means a day, other than a Saturday or a Sunday, on which clearing banks are open for commercial business in London.

13.2 The addresses and facsimile numbers of the parties for the purposes of this Clause 13 are:-

      Company:                 CanArgo Energy Corporation

      Address: P.O. Box 291, Commerce House, Les Banques, St Peter Port, Guernsey GY1 3RR

      For the attention of:    Dr David Robson

      Fax number:              01481 729982

      Lender:                  Salahi Ozturk

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      Address:                 30, Tuna Street, Lefkosa, Mersin, 10, Turkey

      Fax number:              +41 22 73 90415

      or such other address or facsimile number as may be notified in writing from time to time by the relevant party to the other party.

13.3 For the avoidance of doubt notice given under this Agreement shall not be validly served if sent by e-mail.

14    FURTHER ASSURANCE

      The parties shall at their own cost do or procure the doing of all such acts and things and/or execute or procure the execution of all such documents as are reasonably required to give effect to the provisions of this Agreement.

15    ASSIGNMENT

      Neither party shall be entitled to assign in whole or in part any rights and/or obligations arising under this Agreement to a third party without the prior written consent of the other party.

16    ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement between the parties with respect to the matters dealt with herein and supersedes any previous agreement between the parties in relation to such matters.

17    VARIATION

      No variation of this Agreement shall be valid or effective unless made by an instrument in writing signed by both of the parties.

18    WAIVER

      No waiver by either party of any of the requirements hereof or of any of its rights hereunder shall be effective unless given in writing and signed by or on behalf of that party and no forbearance, delay or indulgence by either party in enforcing the provisions of this Agreement shall prejudice or restrict the rights of that party nor shall any waiver by that party of any of the requirements hereof or any of its rights hereunder release the other from full performance of its remaining obligations stated herein.

19    SEVERABILITY

      Each provision of this Agreement shall be construed separately and (save as otherwise expressly provided herein) none of the provisions hereof shall limit or govern the extent, application or construction of any other of them and notwithstanding that any provision of this Agreement may prove to be illegal or unenforceable the remaining provisions of this Agreement shall continue in full force and effect.

20    COUNTERPARTS

      This Agreement may be executed in any number of counterparts and by each of the parties on separate counterparts each of which when executed and delivered shall be deemed to be an original, but all the counterparts together shall constitute one and the same agreement.

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21    LAW AND JURISDICTION

21.1 This Agreement shall be governed by and construed in accordance with the law of England.

21.2 Each party hereby submits to the non-exclusive jurisdiction of the Courts of England as regards any claim, dispute or matter arising out of or in connection with this Agreement and its implementation and effect.

IN WITNESS of which the parties have executed and delivered this document as a deed on the date first before written.

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                                    SCHEDULE

                                     PART 1

                               WARRANT CERTIFICATE

CANARGO ENERGY CORPORATION (THE "COMPANY")

P.O. Box 291
Commerce House
Les Banques
St Peter Port
GUERNSEY
GY1 3RR

WARRANT REPRESENTING SUBSCRIPTION RIGHTS FOR SHARES OF COMMON STOCK OF PAR VALUE OF US$0.10 IN THE CAPITAL OF THE COMPANY

This is to certify that Salahi Ozturk of 30, Tuna Street, Lefkosa, Mersin, 10, Turkey (the "HOLDER") is the registered holder of a Warrant which entitles the holder to subscribe for 1,000,000 shares of common stock of par value of US$0.10 in the capital of the Company fully paid (the "WARRANT SHARES") at a price of US$1.05 per Warrant Share subject to the terms of the agreement between the Company and the Holder, dated [ ]. Subject as aforesaid the Holder shall be entitled to subscribe for the Warrant Shares upon exercise of the Warrant and may exercise the Warrant in whole or in part and from time to time.

DATED

EXECUTED AND DELIVERED AS A DEED
by CANARGO ENERGY CORPORATION

acting by

/s/: D Robson.............................   Director

Dr David Robson...........................   Full Name

/s/: E A Landles..........................   Secretary

Elizabeth Anne Landles....................   Full Name

NOTE: NO TRANSFER OF ANY OR ALL OF THE SUBSCRIPTION RIGHTS REPRESENTED BY THIS WARRANT WILL BE REGISTERED WITHOUT THE PRODUCTION OF THIS WARRANT OR AN INDEMNITY SATISFACTORY TO THE COMPANY.

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                                     PART 2

                                 EXERCISE NOTICE

TO:         THE DIRECTORS

            CANARGO ENERGY CORPORATION (THE "COMPANY")

FROM:       [WARRANTHOLDER]
            [ADDRESS]

DATE:       [                 ] 200[ ]

1     I/WE, THE REGISTERED HOLDER(S) OF THIS WARRANT HEREBY:-

1.1 GIVE NOTICE OF MY/OUR WISH TO EXERCISE MY/OUR SUBSCRIPTION RIGHTS IN RESPECT [ ] SHARES OF COMMON STOCK OF PAR VALUE OF US$0.10 IN THE CAPITAL OF THE COMPANY (THE "WARRANT SHARES") IN ACCORDANCE WITH THE PARTICULARS BELOW;

1.2 CONFIRM THAT US$[ ] HAS BEEN TRANSFERRED TO THE BANK ACCOUNT NOTIFIED TO ME/US BY THE COMPANY BEING PAYMENT IN FULL AT A PRICE OF [ ] PER SHARE FOR THE TOTAL NUMBER OF WARRANT SHARES FOR WHICH I/WE WISH TO SUBSCRIBE;

1.3 REQUEST THAT ALL OF SUCH WARRANT SHARES BE REGISTERED IN MY/OUR NAME(S) AND AUTHORISE THE ENTRY OF MY/OUR NAME(S) IN THE REGISTER OF MEMBERS IN RESPECT THEREOF;

1.4 AUTHORISE THE DESPATCH OF THE CERTIFICATE IN RESPECT OF THE WARRANT SHARES TO BE ALLOTTED TO ME/US AND A WARRANT IN MY/OUR NAME(S) FOR ANY BALANCE OF MY/OUR SUBSCRIPTION RIGHTS REMAINING EXERCISABLE BY POST AT MY/OUR RISK TO THE ADDRESS SHOWN ABOVE.

............................                     ........................

............................                     ........................

SIGNATURE(S) OF REGISTERED WARRANTHOLDER(S)          DATE(S)

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EXECUTED AND DELIVERED AS A DEED
by CANARGO ENERGY CORPORATION acting by
/s/: D Robson.............................   Director
Dr David Robson...........................   Full Name
/s/: E A Landles..........................   Secretary
Elizabeth Anne Landles....................   Full Name

EXECUTED AND DELIVERED AS A DEED
by SALAHI OZTURK
/s/: S Ozturk.............................
before this witness
/s/: J Hammond............................   Witness
Julian Hammond............................   Full Name
Flat 4, 12 Langland Gardens...............   Address
London NW3 6QD............................

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                           LOAN AND WARRANT AGREEMENT

                                     between

                           CANARGO ENERGY CORPORATION

                                       and

                                  SALAHI OZTURK

                 -----------------------------------------------

                 -----------------------------------------------

                            [MCGRIGORS GLASGOW LOGO]

                                  Pacific House
                              70 Wellington Street
                                     GLASGOW
                                     G2 6SB
                            Telephone: 0141 248 6677
                       Facsimile: 0141 204 1351 / 221 1390
                         E-Mail: enquiries@mcgrigors.com
                       Web Site: http://www.mcgrigors.com
                                    625342_1